                                 Exhibit 10.2

                         AMENDMENT TO CREDIT AGREEMENT


     THIS AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of July 14, 1997, is among Jostens, Inc., a Minnesota corporation (the "Borrower"), the Lenders and The First National Bank of Chicago, as agent for the Lenders (the "Agent").

                             W I T N E S S E T H :

     WHEREAS, the Borrower, the Lenders and the Agent entered into that certain Credit Agreement dated as of December 20, 1995 (as amended or otherwise modified to date, the "Credit Agreement");

     WHEREAS, the parties desire to increase the size of the credit facility provided under the Credit Agreement; and

     WHEREAS, the parties desire to make certain changes to the other terms and provisions of the Credit Agreement as more fully described hereinafter;

     NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Defined Terms. Capitalized terms used herein and not otherwise defined
          -------------
shall have the meanings attributed to such terms in the Credit Agreement.

     2.   Amendments to the Credit Agreement. Effective upon the satisfaction of
          ----------------------------------
the conditions precedent set forth in Section 4 hereof:

     (a) Article I of the Credit Agreement is hereby amended to delete the definitions of "Level I", "Level II", "Level III", "Level IV" and "Long Term Debt Rating".

     (b) The Aggregate Commitment is increased to $180,000,000 in accordance with Section 2.17 of the Credit Agreement.

     (c) Section 2.3.4 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          2.3.4 Applicable Margin.
                -----------------

          (a) The Applicable Margin for Eurocurrency Committed Advances and for facility fees payable pursuant to Section 2.6.1 hereunder shall be subject to adjustment (upwards or downwards, as appropriate) based on the applicable Level and shall be determined in accordance with the table set forth below in this Section 2.3.4(a). The Level shall be based on the applicable Commercial Paper Rating. The Applicable Margin shall be adjusted on the earlier of the date of announcement or the date of publication by the respective rating agencies of a change in the Commercial Paper Rating or, in the absence of such announcement or publication, on the effective date of such changed Commercial Paper Rating (the "Adjustment Date"), and shall apply to all outstanding Eurocurrency Committed Advances and the facility fees from and after such Adjustment Date to the next Adjustment Date.

                                        Applicable Margin
                                    (basis points per annum)
                                    ------------------------

                                  Eurocurrency
        Rating              Committed Advances             Facility Fees
        -------             ------------------             -------------

        Level A                  12.5 b.p.                     7.5 b.p.
        Level B                  20.0 b.p.                    10.0 b.p.
        Level C                  25.0 b.p.                    15.0 b.p.

          (b) For purposes of Section 2.3.4(a) of this Agreement, the applicable Level shall be determined in accordance with the following definitions:

          "Commercial Paper Rating" means the then most recent rating assigned by Standard & Poor's or Moody's to the Borrower's commercial paper.

          "Level A" means the level applicable at any time when the Borrower's Commercial Paper Rating is at least A1 or better from Standard & Poor's or
                                                                             --
     at least P1 from Moody's.

          "Level B" means the level applicable at any time when the Borrower's Commercial Paper Rating is A2 from Standard & Poor's and P2 from Moody's.
                                                          ---

          "Level C" means the level applicable at any time when Level B does not apply and the Borrower's Commercial Paper Rating is A2 or below from Standard & Poor's or P2 or below from Moody's.
                       --

     (d) Section 2.17(f) of the Credit Agreement is hereby amended by deleting clause (i) thereof in its entirety.

     (e) Section 6.17 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          6.17  Leverage Ratio. The Borrower shall maintain, as at the last day
                --------------
     of each fiscal quarter of the Borrower, a Leverage Ratio of not more than 3.0:1.0. For purposes of this section, the term "Leverage Ratio" means the ratio of (i) total Indebtedness at any time of determination to (ii) earnings before Interest Expense, taxes, depreciation and amortization, for such fiscal quarter and three immediately preceding fiscal quarters, all as determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with Agreement Accounting Principles consistently applied.

     (f) Schedule I of the Compliance Certificate attached as Exhibit F to the Credit Agreement is hereby replaced by Schedule I hereto.

     3.   Representations and Warranties. The Borrower hereby confirms,
          ------------------------------
reaffirms and restates as of the Effective Date (as defined in Section 4 of this Amendment) the representations and warranties set forth in Article V of the Credit Agreement, except as such representations and warranties by their terms are made as of a prior date. A Default under and as defined in the Credit Agreement as amended by this Amendment shall be deemed to have occurred if any representation or warranty made pursuant to the foregoing sentence of this
Section 3 shall be materially false as of the date on which made.

     4.   Conditions Precedent.  This Amendment and the amendments provided for
          --------------------
herein shall become effective on and as of the date first above written (the "Effective Date") provided that all of the following conditions precedent shall have been satisfied:

          (a) This Amendment shall have been duly executed and delivered by the Borrower, each of the Lenders and the Agent.

          (b) Commitment Increase Letters shall have been executed by the Borrower, each of the Lenders and the Agent.

          (c) The Agent shall have received (i) a certified copy of resolutions of the Board of Directors of Borrower authorizing the execution and delivery of this Amendment by Borrower and (ii) new promissory notes for each Lender in the form of Exhibit A to the Agreement, as amended hereby, executed by the Borrower.

          (d) The Agent shall have received a written opinion of the Borrower's counsel with respect to this Amendment in form and substance acceptable to the Agent.

          (e) No Default or Unmatured Default shall have occurred and be continuing.

     5.   Effect on the Credit Agreement. Except as expressly amended hereby,
          ------------------------------
all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and the other Loan Documents (a) shall remain unaltered, (b) shall continue to be, and shall remain, in full force and effect in accordance with their respective terms, and (c) are hereby ratified and confirmed in all respects. Upon the effectiveness of this Amendment, all references in the Credit Agreement (including references in the Credit Agreement as amended by this Amendment) to "this Agreement" (and all indirect references such as "hereby", "herein", "hereof" and "hereunder") shall be deemed to be references to the Credit Agreement as amended by this Amendment.

     6.   Expenses. Borrower shall reimburse the Agent for any and all
          --------
reasonable costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Agent, which attorneys may be employees of the Agent) paid or incurred by the Agent in connection with the preparation, review, execution and delivery of this Amendment.

     7.   Entire Agreement. This Amendment, the Credit Agreement as amended by
          ----------------
this Amendment and the other Loan Documents embody the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings among the parties hereto relating to the subject matter hereof.

     8.   Governing Law. This Amendment shall be construed in accordance with
          -------------
the internal laws (and not the law of conflicts) of the State of Illinois, but giving effect to federal laws applicable to national banks.

     9.   Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Credit Agreement to be duly executed as of the date first above written.


                              JOSTENS, INC.


                              By: /s/ Orville E. Fisher, Jr.
                                 --------------------------------------
                              Print Name: Orville E. Fisher, Jr.
                                         ------------------------------
                              Title: Senior Vice President
                                    -----------------------------------

                              By: /s/ Lee U. McGrath
                                 --------------------------------------
                              Print Name: Lee U. McGrath
                                         ------------------------------
                              Title: Vice President & Treasurer
                                    -----------------------------------

                              THE FIRST NATIONAL BANK OF CHICAGO, Individually and as Agent


                              By: /s/ J. Garland Smith
                                 --------------------------------------
                              Print Name: J. Garland Smith
                                         ------------------------------
                              Title: Managing Director
                                    -----------------------------------

                              CREDIT SUISSE FIRST BOSTON


                              By: /s/ Geoffrey M. Craig
                                 --------------------------------------
                              Print Name: Geoffrey M. Craig
                                         ------------------------------
                              Title: Vice President
                                    -----------------------------------

                              By: /s/ Kristinn R. Kristinsson
                                 --------------------------------------
                              Print Name: Kristinn R. Kristinsson
                                         ------------------------------
                              Title: Assistant Vice President
                                    -----------------------------------

                              MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                              By: /s/ Pat Merritt
                                 -----------------------------------
                              Print Name: Pat Merritt
                                         ---------------------------
                              Title: Vice President
                                    --------------------------------


                              NORWEST BANK MINNESOTA N.A.


                              By: /s/ Janet M. Klein
                                 -----------------------------------
                              Print Name: Janet M. Klein
                                         ---------------------------
                              Title: Vice President
                                    --------------------------------

                              ROYAL BANK OF CANADA


                              By: /s/ Karen T. Hull
                                 -----------------------------------
                              Print Name: Karen T. Hull
                                         ---------------------------
                              Title: Retail Group Manager
                                    --------------------------------

                                                                       EXHIBIT F


                     SCHEDULE I TO COMPLIANCE CERTIFICATE

            Schedule of Compliance as of _____________________ with
                    Sections 6.16 and 6.17 of the Agreement


Section 6.16.  Interest Coverage Ratio:
               -----------------------

A.   Earnings before Interest Expense and taxes        $_______________

B.   Interest Expense
     1.   Total Interest Expense                       $_______________
     2.   Cash interest income                         $_______________
     3.   Net amount (1 minus 2)                       $_______________

C.   Ratio (A/B3)                                                  :1.0
                                                        ---------------

D.   Minimum Permitted                                          3.0:1.0
                                                        ---------------

Section 6.17.  Leverage Ratio:
               --------------

A.   Total Indebtedness                                $---------------

B.   Earnings before Interest Expense,
     taxes, depreciation and amortization              $---------------

C.   Ratio (A/B)                                                   :1.0
                                                        ---------------

D.   Maximum Permitted                                          3.0:1.0
                                                        ---------------